UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report

(Date of Earliest Event Reported)

July 20, 2004

TRANSCEND SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-18217	33-0378756
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

945 East Paces Ferry Road, Suite 1475

Atlanta, GA 30326

(404) 364-8000

(Address of principal executive offices, zip code,

telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

a.	Not applicable.

b.	Not applicable.

c.	Exhibits.

Exhibit 99.1 – Press Release dated July 20, 2004 announcing the Company’s unaudited consolidated operating results for the three and six months ended June 30, 2004 and its unaudited financial condition as of June 30, 2004.

Item 12. Results of Operations and Financial Condition.

Transcend Services, Inc. reported its unaudited consolidated results of operations for the three and six months ended June 30, 2004 and its unaudited consolidated financial condition as of June 30, 2004 in a press release dated July 20, 2004, which press release is attached hereto as Exhibit 99.1.

The information in the preceding paragraph, as well as Exhibit 99.1 referenced therein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSCEND SERVICES, INC.

By:	/s/ Larry G. Gerdes
Larry G. Gerdes,
Chief Executive Officer
(Principal Executive Officer)

Dated: July 20, 2004

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated July 20, 2004 announcing the unaudited consolidated operating results of Transcend Services, Inc. for the three and six months ended June 30, 2004 and its unaudited consolidated financial condition as of June 30, 2004.